FFTW FUNDS, INC.
                           LIMITED DURATION PORTFOLIO
                          PROSPECTUS DATED MAY 1, 2002
                        SUPPLEMENT DATED JANUARY 7, 2003

The Following is effective as of December 13, 2002:

All references to the Merrill Lynch 1-2.99 Year Treasury Index for the Limited Duration Portfolio should now be read as the Merrill Lynch 1-3 Year Treasury Index.

THE FOLLOWING REPLACES THE BIOGRAPHICAL INFORMATION FOR SCOTT C. SHEELER AND SUPPLEMENTS THE SECTION ENTITLED PORTFOLIO MANAGERS IN THE PROSPECTUS TO INCLUDE BIOGRAPHICAL INFORMATION FOR KENNETH O'DONNELL:

KENNETH O'DONNELL, CFA, PORTFOLIO MANAGER. Mr. O'Donnell has primary responsibility for management of the Limited Duration Portfolio. Mr. O'Donnell joined FFTW in 2002. Currently, he manages asset-backed, agency and U.S. Government securities and is also responsible for the management of money market, short and short-intermediate portfolios. Prior to joining FFTW, Mr. O'Donnell worked as an asset-backed security specialist in the structured products group of Standish Mellon Asset Management from 1997-2002. His primary responsibilities included analyzing and trading the asset-backed securities portfolio. Mr. O'Donnell holds a B.S. in Mechanical Engineering from Syracuse University and a M.S. in Finance from Boston College. He holds the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts.

SCOTT C. SHEELER, PORTFOLIO MANAGER. Mr. Sheeler has secondary responsibility for the management of the Limited Duration Portfolio. He joined FFTW in 1996. Currently, he manages domestic asset-backed securities and is also responsible for short duration portfolios. Mr. Sheeler holds a B.S. in finance from Rochester Institute of Technology.